UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2020

LIQUIDIA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38601	20-1926605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina		27560
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 18, 2020, Liquidia Technologies, Inc., a Delaware corporation (the “Company”), held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the following matters were submitted to a vote of stockholders:

1.	The election of three (3) Class II directors to serve until the Company’s 2023 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;
2.	The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock, $0.001 par value per share (“Common Stock”), from 40,000,000 shares to 60,000,000 shares (the “Charter Amendment Proposal”);
3.	The approval of a stock option exchange program (the “Stock Option Exchange Program Proposal”); and
4.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

At the close of business on April 24, 2020, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 28,371,746 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The holders of 25,429,669 shares of Common Stock were represented virtually or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, the three Class II directors were elected, Charter Amendment Proposal and the Stock Option Exchange Program Proposal were approved, and the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2020 was ratified.

Proposal No. 1— Election of Class II Directors

The vote with respect to the election of Class II directors was as follows:

Nominees	For	Withheld	Broker Non- Votes
Katherine Rielly-Gauvin	18,880,767	39,120	6,509,782
Dr. Seth Rudnick	18,029,571	890,316	6,509,782
Raman Singh	18,418,225	501,662	6,509,782

Proposal No. 2 — Approval of the Charter Amendment Proposal

The vote with respect to the Charter Amendment Proposal was as follows:

For	Against	Abstain
25,023,939	389,591	16,139

Proposal No. 3 — Approval of the Stock Option Exchange Program Proposal

The vote with respect to the Stock Option Exchange Program Proposal was as follows:

For	Against	Abstain	Broker Non- Votes
15,434,187	3,479,903	5,797	6,509,782

Proposal No. 4 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The vote with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 was as follows:

For	Against	Abstain
25,406,734	19,182	3,753

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 19, 2020	Liquidia Technologies, Inc.

	By:	/s/ Richard D. Katz, M.D.
		Name:	Richard D. Katz, M.D.
		Title:	Chief Financial Officer